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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------


                         DATE OF REPORT: MARCH 18, 2003



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    NEVADA                         0-27331                      88-0348835
(STATE OR OTHER             (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 18, 2003, we filed a Form 8-K regarding the termination of Grant Thornton LLP ("Grant Thornton"), as our independent auditors. Attached hereto as
Exhibit 16.1 and incorporated herein by reference is the letter furnished by Grant Thornton LLP, as addressed to the Securities and Exchange Commission.

ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                      Description

                16.1       Letter from Grant Thornton LLP dated March 18, 2003.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FINDWHAT.COM


Date:  March 25, 2003                    By:   /s/ Phillip R. Thune
                                            -------------------------------
                                               Phillip R. Thune
                                               Chief Operating Officer and
                                               Chief Financial Officer




                                       2
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                                  EXHIBIT INDEX

      Exhibit No.                           Description

         16.1           Letter from Grant Thornton LLP dated March 18, 2003.